UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2017

NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9320 Lakeside Boulevard, Suite 100 The Woodlands, TX		77381
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: (281) 362-6800
_____________________________________________________
(Former name or former address, if changed since last report.)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 14, 2017, the Board of Directors (the “Board”) of Newpark Resources, Inc. (the “Corporation”) increased the size of the Board to seven members and elected Mr. John C. Mingé to fill the vacancy created by the increase, effective as of December 1, 2017.

Mr. Mingé currently serves as Chairman and President of BP America, Inc., a role he has held since February 2013. From January 2009 until February 2013, Mr. Mingé served as President of BP Alaska Exploration and Production. Mr. Mingé began his career in 1983 with Standard Oil of Ohio in Cleveland, Ohio as a drilling research engineer and has since served in varying positions of increasing responsibility throughout the U.S., United Kingdom and Southeast Asia, which has given him more than 34 years in the oil and gas industry.
Mr. Mingé holds a B.S. degree in Mechanical Engineering (Cum Laude) from Washington State University.
Mr. Mingé will stand for re-election to the Board of Directors at our 2018 Annual Meeting of Stockholders. The Board has affirmatively determined that Mr. Mingé is “independent” as that term is defined by The New York Stock Exchange listing standards and the standards set forth in the Corporation’s Corporate Governance Guidelines. Mr. Mingé does not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Mingé and any other person pursuant to which he was selected as a director. Mr. Mingé will serve as a member of the Corporation's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

The compensation paid to Mr. Mingé will be consistent with the director compensation for non-employee directors of the Corporation, as described in the Corporation’s 2017 Proxy Statement, filed with the Securities and Exchange Commission on April 6, 2017. A copy of the press release announcing the election of Mr. Mingé to the Board of Directors of the Corporation is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Newpark Resources, Inc. dated November 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: November 17, 2017	By:	/s/ Mark J. Airola
Mark J. Airola
Senior Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary